                                                   Reg. No 33-45845, Rule 497(e)

        SUPPLEMENT DATED JANUARY 4, 1996, TO MAY 1, 1995, PROSPECTUS FOR
                       FIRST UNUM LIFE INSURANCE COMPANY
                        GROUP VARIABLE ANNUITY CONTRACT
                             VA-I SEPARATE ACCOUNT

    The following information supplements First UNUM's VA-I Separate Account prospectus and should be read in conjunction with it.

    The Dreyfus Stock Index Fund, in which assets of the Index Account are invested, has changed its fund managers. The second paragraph of the description of the "Dreyfus Stock Index Fund" on Page 12-13 of the prospectus should now read as follows:

    The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, acts as the Fund manager and Mellon Equity Associates, an affiliate of Dreyfus located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is the Fund index manager.

NY80050

                                   FIRST UNUM
                                 LIFE INSURANCE
                                    COMPANY
                        Group Variable Annuity Contracts
                             VA-I SEPARATE ACCOUNT
                             120 White Plains Road
                           Tarrytown, New York 10591
                                 (914) 524-4000
                              VARIABLE ANNUITY II

                                     [LOGO]
------------------------------------
PROSPECTUS
------------------------------------

                                                                     MAY 1, 1995

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

    THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE APPLICABLE UNDERLYING FUNDS WHICH SHOULD BE RETAINED FOR FUTURE REFERENCE.

NY80016

This prospectus describes group annuity contracts ("Contracts") offered by First UNUM Life Insurance Company ("First UNUM"), a subsidiary of UNUM Holding Company and its wholly-owned parent company, UNUM Corporation. The Contracts are designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408 and 457 and other related Sections as well as for programs offering non-qualified annuities. A Participant is an employee or other person affiliated with the Contractholder on whose behalf a Participant Account is maintained under the terms of the Contract.

The Contracts permit Contributions to be deposited in the Guaranteed Interest Division, which is part of First UNUM's General Account, and in certain
Sub-Accounts in First UNUM's VA-I Separate Account ("Variable Investment Division"). Contributions to the Guaranteed Interest Division earn interest at a guaranteed rate declared by First UNUM. Contributions to the Variable Investment Division will increase or decrease in dollar value depending on the investment performance of the underlying funds in which the Sub-Accounts invest.

Currently, the Variable Investment Division consists of the nine Sub-Accounts listed below: Next to each listed Sub-Account is the name of the fund (the "Fund") in which the Sub-Account invests. For more information about the investment objectives, policies and risks of the Funds please refer to the prospectus for each of the Funds.

Index Account................  "Dreyfus Stock Index Fund"
Growth I Account.............  Fidelity's "Variable Insurance
                               Products Fund: Growth
                               Portfolio"
Asset Manager Account........  Fidelity's "Variable Insurance
                               Products Fund II: Asset
                               Manager Portfolio"
Growth II Account............  Twentieth Century's "TCI
                               Portfolios, Inc.: TCI Growth"
Balanced Account.............  Twentieth Century's "TCI
                               Portfolios, Inc.: TCI
                               Balanced"
International Stock
 Account.....................  "T. Rowe Price International
                               Series, Inc."
Socially Responsible
 Account.....................  "Calvert Socially Responsible
                               Series"
Equity-Income Account........  Fidelity's "Variable Insurance
                               Products Fund: Equity-Income
                               Portfolio"
Small Cap Account............  "Dreyfus Variable Investment
                               Fund: Small Cap Portfolio"

This prospectus is intended to provide information regarding the Contracts offered by First UNUM that you should know before investing. Please read and retain this prospectus for future reference. A Statement of Additional Information, dated May 1, 1995, has been filed with the Securities and Exchange Commission and is available at no charge by writing or calling First UNUM, 120 White Plains Road, Tarrytown, NY (914) 524-4000, Attention: Retirement Security Division.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
DEFINITIONS                                                                                                           3
SUMMARY (INCLUDING FEE TABLE AND PERFORMANCE INFORMATION)                                                             5
CONDENSED FINANCIAL INFORMATION                                                                                      10
FINANCIAL STATEMENTS                                                                                                 11
FIRST UNUM, VARIABLE INVESTMENT DIVISION AND THE FUND                                                                11
CONTRACT PROVISIONS                                                                                                  14
DEDUCTIONS AND CHARGES                                                                                               20
ANNUITY PERIOD                                                                                                       23
FEDERAL INCOME TAX CONSIDERATIONS                                                                                    25
VOTING RIGHTS                                                                                                        28
OTHER CONTRACT PROVISIONS                                                                                            28
GUARANTEED INTEREST DIVISION                                                                                         29
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION                                                            32

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit of measure used to record amounts of increases to, decreases from and accumulations in each Sub-Account during the Accumulation Period.

ACCUMULATION UNIT VALUE: The dollar value of an Accumulation Unit in each Sub-Account on any Valuation Date.

ACCUMULATION PERIOD: The period commencing on a Participant's Participation Date and terminating when the Participant's Account balance is reduced to zero, either through withdrawal(s), conversion to an annuity, imposition of charges, payment of a Death Benefit or a combination thereof.

ANNUITANT: The person receiving annuity payments under the terms of the Contract.

ANNUITY COMMENCEMENT DATE: The date on which First UNUM makes the first annuity payment to the Annuitant as required by the Retired Life Certificate.

ANNUITY CONVERSION AMOUNT: The amount applied toward the purchase of an annuity.

ANNUITY PERIOD: The period concurrent with or following the Accumulation Period, during which an Annuitant's annuity payments are made.

BENEFICIARY: The person(s) designated to receive a Participant's Account balance in the event of the Participant's death during the Accumulation Period or the person(s) designated to receive any applicable remainder of an annuity in the event of the Annuitant's death during the Annuity Period.

BUSINESS DAY: A day on which First UNUM and the New York Stock Exchange are customarily open for business.

CONTRIBUTIONS: All amounts deposited under a Contract, including any amount transferred from another contract or Trustee.

CONTRACT: A Group Variable Annuity contract issued by First UNUM to the Contractholder.

CONTRACTHOLDER: The party named as the contractholder on the group annuity contract issued by First UNUM. The Contractholder may be an Employer, a retirement plan trust, an association or any other entity allowed under the law.

DIVISION(S): The Guaranteed Interest Division and/or the Variable Investment Division.

EMPLOYER: The organization specified in the Contract which offers the Plan to its employees.

FIRST UNUM: First UNUM Life Insurance Company, at its home office in Tarrytown, New York.

GENERAL ACCOUNT: All assets of First UNUM other than those in the Variable Investment Division or any other separate account.

GROSS WITHDRAWAL AMOUNT: The amount by which a Participant's Account is reduced when a withdrawal occurs, including any applicable contingent deferred sales charge and Annual Administration Charge.

GUARANTEED ANNUITY: An annuity for which First UNUM guarantees the amount of each payment for as long as the annuity is payable.

GUARANTEED INTEREST DIVISION: The Division maintained by First UNUM for the Contracts and other contracts for which First UNUM guarantees the principal amount and interest credited thereto subject to any fees and charges as set forth in the Contract. Amounts allocated to the Guaranteed Interest Division are part of the General Account.

NET CONTRIBUTIONS: The sum of all Contributions credited to a Participant Account less any Net Withdrawal Amounts, outstanding loan (including principal and due and accrued interest) and amounts converted to a Payout Annuity.

NET WITHDRAWAL AMOUNT: The amount paid when a withdrawal occurs.

PARTICIPANT: An employee or other person affiliated with the Contractholder on whose behalf an Account is maintained under the terms of the Contract.

PARTICIPANT ACCOUNT: An account maintained for a Participant during the Accumulation Period the total balance of which equals the Participant's Account balance in the Variable Investment Division plus the Participant's Account balance in the Guaranteed Interest Division.

PARTICIPATION ANNIVERSARY: For each Participant, a date at one year intervals from the Participant's Participation Date. If an anniversary occurs on a non-Business Day, it is treated as occurring on the next Business Day.

PARTICIPATION DATE: A date assigned to each Participant corresponding to the date on which the first Contribution on behalf of that Participant is received by First UNUM. A Participant will receive a new Participation Date if such Participant makes a Total Withdrawal, as defined in this prospectus, and Contributions on behalf of the Participant are resumed under any Contract.

PARTICIPATION YEAR: A period beginning with one Participation Anniversary and ending the day before the next Participation Anniversary, except for the first Participation Year which begins with the Participation Date.

PAYOUT ANNUITY: A series of payments paid under the terms of a Contract to a person. A Payout Annuity may be either a Guaranteed Annuity or a Variable Annuity.

PLAN: The retirement program offered by an Employer to its employees for which a Contract is used to accumulate funds.

SUB-ACCOUNT: An account established in the Variable Investment Division which invests in shares of a corresponding Fund.

VALUATION DATE: A Business Day. Accumulation Units and Annuity Units are computed as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: A period used in measuring the investment experience of each Sub-Account. The Valuation Period begins at the close of trading on the New York Stock Exchange on one Valuation Date and ends at the corresponding time on the next Valuation Date.

VARIABLE ANNUITY: An annuity with payments that increase or decrease in accordance with the investment results of the selected Sub-Accounts.

VARIABLE INVESTMENT DIVISION: The Division which is maintained by First UNUM for these Contracts and other First UNUM contracts for which First UNUM does not guarantee the principal amount or investment results. The Variable Investment Division is the VA-I Separate Account which is a group of assets segregated from the General Account whose income, gains and losses, realized or unrealized, are credited to or charged against the variable investment Division without regard to other income, gains or losses of First UNUM. The Variable Investment Division currently consists of nine Sub-Accounts. Additional Sub-Accounts may be added in the future.

                                    SUMMARY
                       FIRST UNUM LIFE INSURANCE COMPANY

    First UNUM is a life insurance company founded in New York in 1959. First UNUM is a subsidiary of UNUM Holding Company and its wholly-owned parent company, UNUM Corporation whose stock is traded on the New York Stock Exchange. The consolidated assets of UNUM Corporation as of December 31, 1994 were $13.1 billion.

                               CONTRACTS OFFERED

    The Group Variable Annuity Contracts offered by this prospectus are available to Employers and other entities to provide a way to accumulate funds for retirement and to provide Payout Annuities. First UNUM offers Contracts designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities.

                           HOW CONTRIBUTIONS ARE MADE

    Contributions under the Contract are deposited by the Contractholder. Depending upon the type of Plan offered, Contributions may consist of salary reduction Contributions, Employer Contributions or Participant post-tax Contributions. Contributions are forwarded by the Contractholder to First UNUM and allocated among the two Divisions in accordance with information provided by the Contractholder. See "Contract Provisions, Contributions under the Contract".

                               DIVISIONS OFFERED

    Contributions may be allocated to the Guaranteed Interest Division or to the Variable Investment Division or to both Divisions. The Variable Investment Division currently consists of nine Sub-Accounts. A Contractholder may choose to offer between zero and nine of the Sub-Accounts to its Participants under a Contract. The Sub-Accounts invest their assets in shares of a corresponding Fund. For a full description of the Funds, see the prospectuses for the Funds.

                  TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

    During the Accumulation Period, a Participant or a Contractholder under certain Plans may make transfers between and among Divisions and Sub-Accounts. Certain Plans may limit the transfers in dollar amount, type of Contribution, or frequency. Certain Plans may require Contractholder approval for a transfer. See "Transfers between Divisions and Sub-Accounts".

                         WITHDRAWALS AND DISTRIBUTIONS

    During the Accumulation Period, a Participant may withdraw any part of their account balance subject to the restrictions imposed by the Code and regulations thereof and by the applicable Plan. With respect to Plans subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), the Contractholder must authorize First UNUM to process a withdrawal request by a Participant. Withdrawal requests under Section 457 Plans must also be authorized by the Contractholder. With respect to withdrawal requests by Participants under Plans not subject to Title I of ERISA, certain Contracts may require that the Participants must certify to First UNUM that an eligible event under the Code has occurred. Withdrawal and Distribution requests must be in writing and in a form acceptable to First UNUM.

    Certain Plans are also subject to the distribution requirements under
Section 401(a)(9) of the Code including the incidental death benefit requirements of Section 401(a)(9)(G). Certain transfers from one Qualified Plan contract to another Qualified Plan contract are not subject to withdrawal restrictions under the Code. Certain withdrawals are subject to a 10% Federal Excise Tax for premature distributions. See "Federal Income Tax Considerations."

    Certain types of withdrawals are subject to a contingent deferred sales charge if taken prior to age 59 1/2. See "Contract Provisions, Deductions and Charges."

                                 DEATH BENEFITS

    The Contracts provide for a Death Benefit for a Participant who dies during the Accumulation Period. See "Contract Provisions, Death Benefits."

                                PAYOUT ANNUITIES

    As permitted by the applicable Plan, a Contractholder or a Participant who requests a withdrawal or a Beneficiary of a deceased Participant may elect to convert all or part of the Participant's Account balance or the Death Benefit, as appropriate, to a Payout Annuity. First UNUM offers both Guaranteed and Variable Annuities. The range of annuity options available include life annuities and annuities for a specific time period as well as others described more fully in this prospectus. See "Annuity Period."

                              FREE-LOOK PROVISION

    A Participant under a Section 403(b) or 408 Plan and certain Non-qualified Plans has ten days, in most cases, from the date the Participant receives an Active Life Certificate to notify First UNUM in writing that the Participant does not choose to participate under the Contract and to receive a return of funds. See "Free-Look Period."

                                   FEE TABLE

    The following table and examples, prescribed by the SEC, are included to assist Contractholders and Participants in understanding the transaction and operating expenses imposed directly or indirectly under the Contracts. The standardized tables and examples assume the highest deductions possible under the Contracts, whether or not such deductions actually would be made from a Participant's Account. Contingent deferred sales charges ("CDSC") are deducted from a Participant's Account balance only if a total or partial withdrawal is made, and then only if one of the exceptions does not apply.

CONTRACT RELATED TRANSACTION EXPENSES(1)
    Sales Load Imposed on Purchases:  0%
    MAXIMUM CDSC
    (as a percentage of the Gross Withdrawal Amount):  6%
    ANNUAL ADMINISTRATION CHARGE(2)                                                                      $25
SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average daily net assets)
    Mortality and Expense Risk Charge:                                                                 1.20%
    Other Charges:                                                                                     0.00%
    Total Separate Account
    Annual Expenses:                                                                                   1.20%

FUND EXPENSES(7)
(as a percentage of average daily net assets)

                                   INDEX(3)     G-I(4)    AMGR(4)      G-II      BAL       INT'L     SOC RES     EQI(4)   SMCAP(5)

                                  ---------  ---------  ---------     ---        ---     ---------  ---------  ---------  ---------


Management Fees:                        .14        .62        .72        1.0        1.0       1.05        .70        .52      70.09
Other Expenses
 (after expense reimbursements):        .26        .07        .08         --         --         --        .10        .06        .32
Total Fund Expenses:                    .40        .69        .80        1.0        1.0       1.05        .80        .58        .55

    Example #1: Assuming total withdrawal of the Participant's Account balance at the end of the period shown.(4)

    A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

                                     INDEX       G-I       AMGR       G-II        BAL       INT'L     SOC RES      EQI      SMCAP
                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------- ---------
1 Year                                 78.99      81.74      82.78      84.66      84.66      85.13      82.78      80.70     80.41
3 Years                               118.88     127.19     130.32     135.99     135.99     137.41     130.32     124.05    123.19
5 Years                               161.44     175.42     180.67     190.13     190.13     192.48     180.67     170.14    168.70
10 Years                              280.76     309.27     319.85     338.77     338.77     343.44     319.85     298.56    295.61

    Example #2: Assuming annuitization of the Contract at the end of the period shown.

    A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

                                  INDEX       G-I       AMGR       G-II        BAL       INT'L     SOC RES      EQI       SMCAP
                                ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
1 Year                              17.01      19.93      21.04      23.04      23.04      23.54      21.04      18.83      18.53
3 Years                             52.75      61.61      64.96      71.01      71.01      72.52      64.96      58.26      57.34
5 Years                             90.87     105.84     111.46     121.60     121.60     124.11     111.46     100.19      98.64
10 Years                           197.76     228.58     240.02     260.49     260.49     265.54     240.02     217.00     213.82

    Example #3: Assuming persistency of the Contracts through the periods shown.

    A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

                               INDEX       G-I       AMGR       G-II        BAL       INT'L     SOC RES      EQI       SMCAP
                             ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
1 Year                           17.01      19.93      21.04      23.04      23.04      23.54      21.04      18.83      18.53
3 Years                          52.75      61.61      64.96      71.01      71.01      72.52      64.96      58.26      57.34
5 Years                          90.87     105.84     111.46     121.60     121.60     124.11     111.46     100.19      98.64
10 Years                        197.76     228.58     240.02     260.49     260.49     265.54     240.02     217.00     213.82

    For purposes of these Examples, the effect of the Annual Administration Charge has been computed based on both the (i) aggregate amount of Annual Administration Charges collected during the most recent fiscal year and (ii) the total average net assets attributable to the Contracts during that year.

---------
(1) Premium taxes are not shown. First UNUM deducts the amount of premium taxes, if any, when paid.

(2) The Employer has the option of paying the Annual Administration charge on behalf of the Participants under a Contract. In such a situation, the projected expenses would be lower than those indicated in the examples. This charge is not imposed during the Annuity Period. In certain situations the Annual Administrative Charge may be reduced or eliminated. See "Deductions & Charges--Annual Administrative Charge".

(3) Total Fund Operating Expenses, excluding brokerage commissions and transaction fees, are guaranteed not to exceed .40% of the Dreyfus Stock Index Fund, Inc.'s average daily net assets. To the extent these Fund expenses exceed .40% of the Fund's average daily net assets, The Dreyfus Corporation, the Fund's administrator, will bear such excess expense. For the fiscal year ending December 31, 1994, the excess expense was .16%.

(4) A portion of the brokerage commissions the fund paid was used to reduce its expenses. Without this reduction, total operating expenses would have been:
    Growth I--0.70%; Asset Manager--0.81%; and Equity-Income--.060%.

(5) From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive nor will the Fund reimburse The Dreyfus Corporation any amounts it may assume. To the extent that the Dreyfus Corporation does not waive these amounts, under the terms of the Investment Advisory Agreement, the Fund has agreed to pay the Dreyfus Corporation a monthly fee at the annual rate of .75 of 1% of the value of the Small Cap Portfolio's average daily net assets.

(6) The Contracts are designed for retirement planning. Withdrawals prior to retirement or the Annuity Commencement Date are not consistent with the long-term purposes of the Contracts and the applicable tax laws.

(7) Until complete order instructions are received, initial Contributions may be allocated temporarily to Fidelity's Variable Insurance Products Fund: Money Market Portfolio ("VIPF Money Market Portfolio"). Management fees for this fund are 0.20%. Other expenses (after expense reimbursements) are 0.07%. Total Fund Expenses are 0.27%. The Mortality and Expense Risk Charge is not assessed.

    The fee table and examples reflect estimated expenses and charges of both the Sub-Accounts and the applicable Fund. However, the examples should not be considered a representation of past or future expenses and charges of the Sub-Accounts or the Funds. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Deductions and Charges" in this prospectus and the discussion of Fund Management in the prospectus for each of the Funds for further information.

                            PERFORMANCE INFORMATION

    From time-to-time the Variable Investment Division may advertise or use in sales literature information concerning the investment performance of the various Sub-Accounts. No performance presentation should be considered as representative of future investment results. Actual performance is a function not only of the investment management of the underlying Funds and market forces, but of the time and frequency of Contributions, the charges and fees imposed under the Contract, the fees and expenses of the Funds, and transfers made by a Participant, among other factors.

    The investment performance of the Sub-Accounts may be advertised in comparison with the performances of other variable annuities, other investment companies (such as mutual funds), and recognized indices (such as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, NASDAQ Index, Consumer Price Index), and data published by Lipper Analytical Services, Inc., Morningstar, and Variable Annuity Research and Data Service or comparable services. Performance of the Sub-Accounts may also be compared with performance of other types of investments. Some advertisements may also include published editorial comments and performance rankings by independent organizations and publications that monitor the performance of separate accounts and mutual funds.

    The Sub-Accounts may advertise average annual total return performance information according to the SEC standardized formula. Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical $1,000 contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized formula gives effect to all applicable charges under the Contracts. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Sub-Account,
(ii) no transfers or additional payments were made and (iii) the withdrawal of the investment occurs at the end of the period. Premium taxes are not included in the term "charges" for purposes of this calculation. The Sub-Accounts may also advertise this total return performance as described above on a cumulative basis.

    The Sub-Accounts may present total return information computed on a calendar year basis. The Sub-Acocunts may also present total return information over specified periods of time (computed on an average annutla or cumulative basis) either assuming that no CDSC will be deducted or assuming that no CDSC or administrative charge will be deducted. The Sub-Accounts may present hypothetical examples that apply the total return to a hypothetical initial investment. The Sub-Accounts may also present total return information based on different amounts of periodic investments. For additional performance information, please refer to the Statement of Additional Information.

                               PUBLISHED RATINGS

    From time to time, in advertisements or in reports to Contractholders, First UNUM may reflect endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend First UNUM or the Contracts. The endorser's name will be used only with the endorser's consent. It should be noted that the list of endorsements may change from time to time.

    Also, from time to time, the rating of First UNUM as an Insurance company by A.M. Best may be referred to in advertisements or in reports to Contractholders. Each year the A.M. Best Company reviews the financial status of thousands of Insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance Industry. Best's ratings range from A++ to F. An A++ rating means, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations. First UNUM's A.M. Best rating is A+ (May 1994) which is defined as "Superior."

    In addition, the claims-paying ability of First UNUM as measured by the Standard and Poor's Rating Group may be referred to in advertisements or in reports to Contractholders. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to CCC. First UNUM's claims-paying rating is AA (January 1995) which is defined as "Excellent."

    From time to time First UNUM may refer to Moody's Investors Service rating of First UNUM. Moody's Investors Service financial strength ratings indicate an insurance company's ability to discharge policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries, and affiliates. Moody's Investors Service ratings range from Aaa to C. First UNUM's financial strength rating is Aa2 (March 1995) which is defined as "Excellent."

                        CONDENSED FINANCIAL INFORMATION

    The financial data included below should be read in conjunction with the financial statements and the related data included in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES
          (For an accumulation unit outstanding throughout the period)

                         SUB-ACCOUNT                              1991         1992         1993         1994
-------------------------------------------------------------  -----------  -----------  -----------  -----------
Index Account
    December 31 Commencement
    Beginning of Period                                        $  10.00     $  10.00     $  10.5822      11.4310
    End of Period                                                           $  10.5822   $  11.4310      11.3938
Growth I Account
    December 31 Commencement                                   $  10.00
    Beginning of Period                                                     $  10.00     $  10.8005   $  12.7378
    End of Period 31                                                        $  10.8005   $  12.7378   $  12.5830
Growth II Account
    December 31 Commencement                                   $  10.00
    Beginning of Period                                                     $  10.00     $   9.7477   $  10.6240
    End of Period                                                           $   9.7477   $  10.6240   $  10.3741
Asset Manager Account
    December 31 Commencement                                   $  10.00
    Beginning of Period                                                     $  10.00     $  11.0534   $  13.2196
    End of Period                                                           $  11.0534   $  13.2196   $  13.2659
Balanced Account
    December 31 Commencement                                   $  10.00
    Beginning of Period                                                     $  10.00     $   9.2826   $   9.8749
    End of Period                                                           $   9.2826   $   9.8749   $   9.8161
International Stock Account
May 1 Commencement                                                                                    $  10.00
Beginning of Period
End of Period                                                                                         $   9.8622
Socially Responsible
May 1 Commencement                                                                                    $  10.00
Beginning of Period
End of Period                                                                                         $   9.9692
Equity-Income
May 1 Commencement                                                                                    $  10.00
Beginning of Period
End of Period                                                                                         $  10.4780
Small Cap
May 1 Commencement                                                                                    $  10.00
Beginning of Period
End of Period                                                                                         $  10.3818
Pending Allocation Account
October 15 Commencement                                                                               $  10.00
Beginning of Period
End of Period                                                                                         $  10.1054

           Number of Accumulation Units Outstanding at end of Period

                                                                             1991       1992       1993       1994
                                                                           ---------  ---------  ---------  ---------
Index                                                                          0          2,511     27,801     66,165
Growth I Account                                                               0         12,365     95,252    223,160
Growth II Account                                                              0          6,144     48,332    110,886
Asset Manager Account                                                          0          5,901    110,437    296,240
Balanced Account                                                               0          3,980     21,662     51,804
Socially Responsible Account                                                                                       32
Equity Income Account                                                                                             464
International Stock                                                                                             1,752
Small Cap                                                                                                         577
Small Cap                                                                                                         577
Pending Allocation Account                                                                                         79

    Number of Underlying Fund Shares held by each of the corresponding Sub-Accounts December 31st of each year

                                                                                1991        1992       1993       1994
                                                                                -----     ---------  ---------  ---------
Dreyfus Stock Index Fund                                                              0       1,735     24,086     58,274
Fidelity's Variable Insurance Products Fund: Growth Portfolio                         0       6,761     52,593    129,496
Twentieth Century's TCI Portfolios, Inc. TCI Growth                                   0       7,074     55,119    124,934
Fidelity's Variable Insurance Products Fund II: Asset Manager Portfolio               0       4,891     94,721    263,569
Twentieth Century's TCI Portfolios, Inc. TCI Balanced                                 0       6,439     35,256     85,342
Calvert Socially Responsible Series                                                                                   222
Fidelity's Variable InsuranceProducts Fund: Equity-Income Portfolio                                                   317
T. Rowe Price International Stock Portfolio                                                                         1,697
Dreyfus Variable Investment Fund: Small Cap Portfolio                                                                 164
Fidelity's Variable Insurance Products Fund: Money Market Portfolio                                                   803

                              FINANCIAL STATEMENTS

    The financial statements of the Variable Investment Division and of First UNUM may be found in the Statement of Additional Information.

             FIRST UNUM, VARIABLE INVESTMENT DIVISION AND THE FUND
                       FIRST UNUM LIFE INSURANCE COMPANY

    First UNUM is a life insurance company originally chartered as "Hamilton Life Insurance Company of New York" under New York law in 1959. On November 17, 1986, First UNUM's name was changed from Unionmutual Stock Life Insurance Company of New York to First UNUM Life Insurance Company. First UNUM's principal executive offices are located at The Christian Building, Third Floor, 120 White Plains Road, Tarrytown, NY 10591. First UNUM's telephone number is (914) 524-4000. First UNUM provides a broad line of disability, health and life insurance products, in addition to group retirement products. First UNUM is licensed to sell variable contracts in New York. Administrative services necessary for the operation of the Variable Investment Division and the Contracts are provided by First UNUM. See "Deductions and Charges--Annual Administration Charge."

    First UNUM is a subsidiary of UNUM Holding Company and its wholly-owned parent company, UNUM Corporation. UNUM Corporation was organized under Delaware law on January 11, 1985. UNUM Corporation is a publicly-owned company whose stock is traded on the New York Stock Exchange. UNUM Corporation has consolidated assets of $13.1 billion as of December 31, 1994.

                             UNUM SALES CORPORATION

    UNUM Sales Corporation (UNUM/Sales), a subsidiary of UNUM Corporation, is the principal underwriter of the Contracts. As such, UNUM/Sales will be offering the Contracts and performing all duties and functions that are necessary and proper for the distribution of the Contracts. UNUM/Sales has also entered into sales agreements with independent broker-dealers for the sale of the Contracts. UNUM/Sales' principal business office is at 2211 Congress Street, Portland, Maine 04122.

                        THE VARIABLE INVESTMENT DIVISION

    On August 16, 1991, the Board of Directors of First UNUM Life Insurance Company authorized the establishment of the Separate Account in accordance with New York Insurance Laws. Under New York law, the funds in the Variable Investment Division are owned by First UNUM and First UNUM is not, nor can First UNUM be, a trustee with respect to those funds. The Variable Investment Division is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management or investment practices or policies of either the Variable Investment Division or First UNUM by the SEC.

    The Variable Investment Division currently consists of nine Sub-Accounts. The Sub-Accounts invest in shares of the Funds. Therefore, the investment experience of the Sub-Accounts depends on the performance of the Funds.

    The income, gains and losses, realized or unrealized, from assets allocated to the Variable Investment Division are credited to or charged against the Variable Investment Division, without regard to other income, gains or losses in First UNUM's general account or any other separate account. The Contract provides that the assets of the Variable Investment Division may not be charged with liabilities arising out of any other business of First UNUM. First UNUM may accumulate in the Variable Investment Division proceeds from charges under the Contract and other amounts in excess of the Variable Investment Division assets representing Contract reserves and liabilities. First UNUM is the issuer of the Contracts and the obligations set forth therein, other than those of the Contractholder or the Participant, are First UNUM's.

                                   THE FUNDS

    The nine Sub-Accounts invest directly in nine corresponding Funds. Each of these Funds was formed as an investment vehicle for insurance company separate accounts.

    Information about each of the Funds, including their investment objectives and investment management, is contained below. Additional information about the Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in the prospectuses for the Funds, which should be read carefully before investing. Additional copies of the Funds' prospectuses, as well as their Statements of Additional Information, can be obtained directly from each of the Funds without charge by writing to the particular Funds at the addresses noted on the front of the prospectus. Shares of the Funds are sold not only to the Sub-Accounts but also to variable annuity and variable life separate accounts of other insurance companies. For a disclosure of possible conflicts involved in the Sub-Accounts investing in Funds that are so offered, see the applicable Fund prospectus.

                           "DREYFUS STOCK INDEX FUND"

    Dreyfus Stock Index Fund (formerly know as the Dreyfus Life and Annuity Index Fund, Inc.) is an open-end, non-diversified management investment company known as an index fund. Its goal is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Fund sells its shares to the Index Account at net asset value, without the imposition of a sales charge.

    Wells Fargo Nikko Investment Advisors ("WFNIA") acts as the Fund manager. WFNIA is jointly owned by Wells Fargo Investment Advisors, the Fund's predecessor index manager, and the Nikko Securities Co., Ltd. and an affiliate. WFNIA is located at 45 Fremont Street, San Francisco, California 94105.

                     "CALVERT SOCIALLY RESPONSIBLE SERIES"

    The Calvert Socially Responsible Series is a series of Acacia Capital Corporation (the "Fund"), a diversified open-end management investment company whose investment advisor is Calvert Asset Management Company, Inc. located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

    The Calvert Socially Responsible Series seeks growth of capital through investment in enterprises that make a significant contribution to society through their products and services and through the way they do business. Shares of the Fund are offered only to insurance companies for allocation to certain of their variable accounts.

                       "DREYFUS VARIABLE INVESTMENT FUND"

    Dreyfus Variable Investment Fund is an open-end, diversified management investment company that is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of various life insurance companies.

THE SMALL CAP PORTFOLIO: The Portfolio seeks to maximize capital appreciation. The Small Cap Portfolio seeks out companies that The Dreyfus Corporation believes have the potential for significant growth. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in companies with market capitalization of less than $750 million, at the time of purchase, both domestic and foreign where there is a belief that new or innovative products or services should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions.

    The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser.

                 FIDELITY'S "VARIABLE INSURANCE PRODUCTS FUND"

    The Variable Insurance Products Fund was designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies.

EQUITY-INCOME PORTFOLIO: The Portfolio seeks reasonable income by normally investing at least 65% of its total assets in income-producing common or preferred stock and the remainder in debt securities.

GROWTH PORTFOLIO: The Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

MONEY MARKET PORTFOLIO: The Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information regarding the Portfolio, into which initial Contributions are invested pending First UNUM's receipt of a complete order, please see the "Initial Contributions" section.

    Fidelity Management & Research Company ("FMR") is the manager of the Equity-Income Portfolio, the Growth Portfolio and the Money Market Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109.

                FIDELITY'S "VARIABLE INSURANCE PRODUCTS FUND II"

    Variable Insurance Products Fund II is designed to provide investment vehicles for variable annuity and variable life insurance contracts.

ASSET MANAGER PORTFOLIO: The Portfolio seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

    FMR is the manager of the Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109

                   TWENTIETH CENTURY'S "TCI PORTFOLIOS, INC."

    TCI Portfolios, Inc. is a fund which offers its shares only to insurance companies to fund the benefits of variable annuity or variable life insurance contracts. The Portfolios are managed by Investors Research Corporation which also manages the Twentieth Century family of mutual funds. Investors Research Corporation has its principal place of business at Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

    First UNUM may perform certain administrative services that would otherwise be performed by Twentieth Century Services, Inc., and Investors Research may pay First UNUM for such services.

TCI GROWTH: The Portfolio seeks capital growth by investing in common stocks (including securities convertible into common stocks) and other securities that meet certain fundamental and technical standards of selection and, in the opinion of the fund's management, have better than average potential for appreciation.

TCI BALANCED: The Portfolio seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for appreciation and the balance in bonds and other fixed income securities.

                   "T. ROWE PRICE INTERNATIONAL SERIES, INC."

    T. Rowe Price International Series is a fund which offers its shares only to insurance companies to fund the benefits of variable annuity contracts. It is managed by Rowe Price-Fleming International, Inc., one of America's largest international mutual fund managers with approximately $18.0 billion under management from its offices in Baltimore, London, Tokyo and Hong Kong.

    The International Stock Portfolio seeks long-term growth of capital and income through investments primarily in common stocks of established, non-U.S. companies.

                              CONTRACT PROVISIONS

                                    GENERAL

    First UNUM has designed these Contracts for Employers and other entities to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities. An Employer, Association or trustee in some circumstances, may enter into a Contract with First UNUM by filling out an application and returning it to First UNUM. Upon First UNUM's acceptance of the application, Contractholders or an affiliated Employer can forward Contributions on behalf of employees who then become Participants under the Contracts. For Plans that have allocated rights to the Participant, First UNUM will issue to each Participant a separate Active Life Certificate that describes the basic provisions of the Contract to each Participant.

                        CONTRIBUTIONS UNDER THE CONTRACT

    Generally, under the Contracts, Contributions are forwarded by the Contractholders to First UNUM for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, Employer Contributions or post-tax Contributions.

    Contributions may accumulate on either a guaranteed or variable basis depending upon the Divisions available under the Contract and/or the Division in which the Contributions are deposited. Contributions to the Guaranteed Interest Division become part of First UNUM's General Account and are guaranteed a minimum rate of interest. First UNUM will also declare in advance a guaranteed interest rate which will be effective for all amounts in the Participant's Account balance in the Guaranteed Interest Division during the designated year. This rate will never be less than the minimum rate of interest. First UNUM may also declare in advance separate interest rate guarantees which are in excess of the guaranteed interest rate for some or all of the Participant's Account balance in the Guaranteed Interest Division for specific period(s) during the designated year. First UNUM assumes the risk of investment gain or loss on contributions to the Guaranteed Interest Division. Contributions to the Variable Investment Division are credited with a rate of return dependent upon the investment experience of the Sub-Accounts in which the Contributions are invested.

    Contributions by Participants may be in any amount unless there is a minimum amount set by the Contractholder or Plan. A Contract may require the Contractholder to contribute a minimum annual amount on behalf of all Participants. Annual Contributions under Qualified Plans may be subject to maximum limits imposed by the Code. Annual Contributions under non-qualified plans may be limited by the terms of the Contract. In the Statement of Additional Information see "Tax Law Considerations" for a discussion of these limits. Subject to any restrictions imposed by the Plan or the Code, transfers from other contracts and qualified rollover Contributions will be accepted.

    Contributions must be in United States funds unless First UNUM agrees in writing to accept other currencies. Any non-US funds will be converted to U.S. funds. All withdrawals and distributions under this Contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method constituting a Contribution, First UNUM will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions shall be reversed and the party responsible for the invalid Contribution shall reimburse First UNUM for any losses or expenses resulting from the invalid Contribution.

                             INITIAL CONTRIBUTIONS

    The initial Contribution for a Participant will be credited to the Participant's Account no later than two Business Days after it is received by First UNUM if it is preceded or accompanied by a completed enrollment form containing all the information necessary for processing the Participant's Contribution. If First UNUM does not receive a complete enrollment form, First UNUM will notify the Contractholder or the Participant that First UNUM does not have the necessary information to process the Contribution. If the necessary information is not provided to First UNUM within five (5) Business Days after First UNUM first receives the initial Contribution, First UNUM will return the initial Contribution less any withdrawal(s) by the Participant or by the Contractholder, unless the Participant or the Contractholder specifically consents to First UNUM retaining the Contribution until the enrollment form is made complete.

    Notwithstanding the above, when the Contract includes language regarding the "Pending Allocation Account", the following shall apply: Where state approval has been obtained, if First UNUM receives Contributions which are not accompanied by a properly completed Enrollment Form, First UNUM will notify the Contractholder of that fact and deposit the Contributions to the Pending Allocation Account, unless such Contributions are designated to another Account in accordance with the Plan. Within two business days of receipt of a properly completed Enrollment

Form, the Participant's Account balance in the Pending Allocation Account will be transferred in accordance with the allocation percentages elected on the Enrollment Form. All future Contributions will also be allocated in accordance with these percentages until such time as the Participant may notify First UNUM of a change. If a properly completed Enrollment Form is not received after three monthly notices have been sent, the Participant's Account balance in the Pending Allocation Account will be refunded to the Contractholder within 105 days of the date of the initial Contribution. The Pending Allocation Account invests in Fidelity's Variable Insurance Products Fund: Money Market Portfolio and is not available as an investment option under the group annuity contract. Mortality & Expense Risk Charges and the Annual Administration Charge do not apply to this Account. These charges will be applicable upon receipt of a properly completed Enrollment Form and the Participant's contract Participation Date will be the date money was deposited in the Pending Allocation Account.

                          ALLOCATION OF CONTRIBUTIONS

    A Participant must designate in writing, subject to the Plan, the percent of their Contribution which will be allocated to each Division and to each Sub-Account available under their Contract. The Contributions allocation percentage to the Guaranteed Investment Division or any Sub-Account can be in any whole percent. Participants, whose Employer offers two or more First UNUM contracts for the same type of Qualified or Non-qualified Plans, may allocate Contributions to a maximum of ten Sub-Accounts and Guaranteed Interest Division. Participants, subject to the terms of the Plan, may change the allocation of Contributions by notifying First UNUM in writing or by telephone in accordance with procedures published by First UNUM. Telephone requests for allocation changes follow the same verification of identity rules as for Transfers. (See "Telephone Transfers.") When First UNUM receives a notice in writing, the form must be acceptable to First UNUM. Upon receipt by First UNUM, the change will be effective for all Contributions received concurrently with the allocation change form and for all future Contributions, unless a later date is requested. Changes in the allocation of future Contributions have no effect on amounts a Participant may have already contributed. Such amounts, however, may be transferred between Divisions and Sub-Accounts pursuant to the requirements described in "Transfers between Divisions and Sub-Accounts." Allocations of employer contributions may be restricted by the applicable plan.

                            SUBSEQUENT CONTRIBUTIONS

    The Contractholder will forward Contributions to First UNUM specifying the amount being contributed on behalf of each Participant. The Contractholder must send Contributions and provide such allocation information in accordance with procedures established by First UNUM. The Contributions shall be allocated among the Guaranteed Interest Division and the Variable Investment Division in accordance with the Contractholder's or the Participant's written instructions as described above in "Allocation of Contributions."

                          INVESTMENT OF CONTRIBUTIONS

    Contributions are invested as of the date of receipt at First UNUM, provided that they are received on a Business Day and allocation information is provided in a form acceptable to First UNUM in accordance with procedures established by First UNUM. Contributions on behalf of a Participant which are allocated to the Variable Investment Division will be credited with Accumulation Units as of that date. A Participant's interest in the Variable Investment Division during the Accumulation Period is represented by the value of the Accumulation Units credited to the Participant's Account balance in the Variable Investment Division. The number of Accumulation Units credited to a Participant's Account in a Sub-Account is calculated by dividing the Contribution allocated to the Sub-Account by the dollar value of an Accumulation Unit next determined after receipt of the Contribution. The number of Accumulation Units purchased will not vary as a result of any subsequent fluctuations in the Accumulation Unit Value. The Accumulation Unit Value, of course, fluctuates with the investment performance of the underlying Fund and also reflects deductions and charges made against the Variable Investment Division.

                    DETERMINATION OF ACCUMULATION UNIT VALUE

    First UNUM determines the Accumulation Unit Value of each Sub-Account on each Valuation Date. The Accumulation Unit Values for all Sub-Accounts were initially set at ten dollars ($10). Subsequent Accumulation Unit Values are determined by multiplying the Net Investment Factor for the current Valuation Period by the Accumulation Unit Value as of the end of the immediately preceding Valuation Period.

    First UNUM uses a Net Investment Factor to measure the daily fluctuations in value of a Sub-Account. The Net Investment Factor for any Valuation Period is determined as follows:

       (a) The net asset value per share of the underlying Fund as of the end of a Valuation Period is added to the amount per share of any dividends or capital gain distributions paid by the Fund during that Valuation Period;

       (b) The amount in (a) above is then divided by the net asset value per share of the underlying Fund as of the end of the immediately preceding Valuation Period;

       (c) The result of (a) divided by (b) is then multiplied by one minus the annual mortality and expense risk charge to the n/365th power where n equals the number of calendar days since the immediately preceding Valuation Date.

    The above calculation will be adjusted by the amount per share of any taxes which are incurred by First UNUM because of the existence of the Variable Investment Division.

    The Participant's Account balance is equal to the sum of the Participant's Account balances in both the Variable Investment Division and the Guaranteed Interest Division.

                  TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

    During the Accumulation Period, transfers may be made of all or part of a Participant's Account balance in any Division or Sub-Account to another Sub-Account or Division subject to the limitations described below and in the applicable Plan. Transfers will not change the allocation of future Contributions to the Divisions and Sub-Accounts. First UNUM does not require that any minimum amount be transferred. To effect a transfer, First UNUM must receive a written transfer request in a form acceptable to First UNUM.

    Transfers to or from the Variable Investment Division are made using the Accumulation Unit Value next computed following First UNUM's receipt of the written transfer request.

             TELEPHONE TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

    First UNUM may accept telephone transfers from Participants when this is allowed by the Contractholder. In order to prevent unauthorized or fraudulent transfers, First UNUM will require a Participant to provide certain identifying information before First UNUM will act upon their instructions. First UNUM may also assign the Participant a Personal Identification Number (PIN) to serve as identification. First UNUM will not be liable for following telephone instructions it reasonably believes are genuine. Telephone transfer requests may be recorded and written confirmation of all transfer requests will be mailed to the Participant or Contractholder on the next Business Day. Telephone transfers will be processed on the Business Day that they are received when they are received at the First UNUM Home Office before 4:00 P.M. ET. If the Participant or Contractholder determines that a transfer has been made in error, the Participant or Contractholder must notify First UNUM within 30 days of the confirmation notice date. See "Contract Provisions, Transfers between Divisions and Sub-Accounts."

                                  WITHDRAWALS

    During the Accumulation Period, withdrawals may be made from either or both Divisions of all or part of the Participant's Account balance in a Division or Sub-Account remaining after deductions for any applicable (1) CDSC; (2) Annual Administration Charge (imposed on Total Withdrawals), (3) premium taxes, and (4) outstanding loan including loan security. Annuity Conversion Amounts are not considered withdrawals. See "Annuity Period, Annuities: General."

    All withdrawal requests must be submitted in a form acceptable to First UNUM and must indicate the amount, the Sub-Accounts and the Division(s) from which the withdrawal is to be made. First UNUM does not require that any minimum amount be withdrawn. Telephone withdrawal requests are not available.

    Withdrawals from the Variable Investment Division are made by reducing the Participant's number of Accumulation Units in the applicable Sub-Account. In determining the number of Accumulation Units to be reduced, First UNUM uses the Accumulation Unit Value next computed after First UNUM's receipt of the written withdrawal request.

    Payment of all Variable Investment Division withdrawal amounts will be made, within the time period allowed under current Federal law but in no case later than seven days, after receipt by First UNUM of the withdrawal request in a form acceptable to First UNUM. See "Market Emergencies."

                               TOTAL WITHDRAWALS

    A Total Withdrawal can only be made by a Participant who has no outstanding loans under the Contract. A Total Withdrawal of a Participant's Account will occur when (a) the Participant or Contractholder requests the liquidation of the Participant's entire Account balance, or (b) the amount requested plus any CDSC results in a remaining Participant's Account balance of less than or equal to the Annual Administration Charge, in which case the request is treated as if it were a request for liquidation of the Participant's entire account balance.

    Any Active Life Certificate must be surrendered to First UNUM when a Total Withdrawal occurs. If a Contractholder resumes Contributions on behalf of a Participant after a Total Withdrawal, the Participant will receive a new Participation Date and Active Life Certificate.

    A Participant refund under the free-look provisions is not considered a Total Withdrawal.

                              PARTIAL WITHDRAWALS

    A Partial Withdrawal of a Participant's Account will occur when less than a Total Withdrawal is made from a Participant's Account.

                          SYSTEMATIC WITHDRAWAL OPTION

    Participants who are at least age 59 1/2, are separated from service from their employer or are disabled and certain spousal beneficiaries and alternate payees who are former spouses may be eligible for a Systematic Withdrawal Option ("SWO") under the Contract. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period or a flat dollar amount withdrawn on a periodic basis. Payments are made only from the Guaranteed Interest Account. A Participant must have a vested pre-tax account balance of at least $10,000 in order to select the SWO. A Participant may transfer amounts from the Variable Investment Division to the Guaranteed Interest Division in order to support SWO payments. These transfers, however, are subject to the transfer restrictions described in this Prospectus and/or imposed by any applicable Plan. A one-time fee of up to $30 may be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the Contracts and Active Life Certificates as well as from First UNUM.

                          MAXIMUM CONSERVATION OPTION

    Under certain Contracts participants who are at least age 70 1/2 may request that First UNUM calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10), 408(a) or 457(d) of the Code. The Participant must complete forms as required by First UNUM in order to elect this option. First UNUM will base its calculation solely on the Participant's Account value with First UNUM. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-First UNUM contracts.

                            WITHDRAWAL RESTRICTIONS

    Withdrawals under Section 403(b) Contracts are subject to the limitations under Section 403(b)(11) of the Code and regulations thereof and in any applicable Plan document. That section provides that salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988 may only be withdrawn if the Participant has (1) died; (2) become disabled; (3) attained age 59 1/2; (4) separated from service; or (5) incurred a hardship. Amounts accumulated in one Section 403(b)(1) contract may be transferred to another Section 403(b)(1) contract or
Section 403(b)(7) custodial account without a penalty under the Code. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a Contract, such amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the Contracts. For more information on these provisions see "Federal Income Tax Considerations."

    Withdrawal requests for a Participant under Section 457(b) Plans and Plans subject to Title I of ERISA must be authorized by the Contractholder on behalf of a Participant. All withdrawal requests will require the Contractholder's written authorization and written documentation specifying the portion of the Participant's Account balance which is available for distribution to the Participant. Withdrawal requests for Section 457(f) Plans must be requested by the Contractholder.

    For withdrawal requests (other than transfers to other investment vehicles), by Participants under Plans not subject to Title I of ERISA and non-457 Plans, the Participant must certify to First UNUM that one of the events listed in the Code has occurred (and provide supporting information, if requested) and that First UNUM may rely on such representation in granting such withdrawal request. See "Federal Income Tax Considerations." A Participant should consult their tax adviser as well as review the provisions of their Plan before requesting a withdrawal.

    In addition to the restrictions noted above, a Plan may contain additional withdrawal or transfer restrictions.

    Early withdrawals, as defined under Section 72(q) and 72(t) of the Code, may be subject to a ten percent excise tax.

                                 DEATH BENEFITS

    The payment of death benefits will be governed by the provisions of the applicable Plan and the Code. In the event of the death of a Participant during the Accumulation Period, First UNUM will pay the Beneficiary, if one is living, or the Plan the greater of the following amounts:

       (1) The Net Contributions, or

       (2) The Participant's Account balance less any outstanding loan (including principal and due and accrued interest), as of the date of notification.

    If First UNUM is not notified of the Participant's death within six months of such death, the Beneficiary will receive the Death Benefit amount described in paragraph (2).

    A Beneficiary may elect to have the Death Benefit (1) paid as a lump sum,
(2) converted to a Payout Annuity or (3) as a combination of a lump sum payment and a Payout Annuity.

    First UNUM will calculate the Death Benefit as of the end of the Valuation Period during which it receives both satisfactory notification of the Participant's death and an election of a form of Death Benefit (as described below). Payment of a lump sum election will be made within the time period prescribed by Federal law but in no case later than seven days following such calculation. Payment of an annuity option will be paid in accordance with the provisions regarding annuities. See "Annuity Period." If no election is made within sixty days following First UNUM's receipt of satisfactory notice of the Participant's death, the Death Benefit will be paid in the form of a lump sum payment and will be calculated as of the end of the Valuation Period during which that sixtieth day occurs (and payment will be made within the time period prescribed by Federal law but in no case later than seven days after such calculation date).

    Satisfactory proof of death may consist of: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to First UNUM.

    Notwithstanding the above, if the Beneficiary is someone other than the spouse of the deceased Participant, the Code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant's death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the Code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant's death.

    If the Beneficiary is the surviving spouse of the deceased Participant, distributions are not required under the Code to begin earlier than December 31st of the calendar year in which the Participant would have attained age
70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.

    If there is no living named Beneficiary on file with First UNUM at the time of a Participant's death and unless the Plan directs otherwise, First UNUM will pay the Death Benefit to the Participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the Participant's death, but only if such proof of death is received by First UNUM no later than the end of the fourth calendar year following the year of the Participant's death. In such case, valuation of the Death Benefit will occur as of the end of the Valuation Period during which due proof of death is received by First UNUM, and the lump sum Death Benefit will be paid within the time period prescribed by law but in no case later than seven days of that date.

                             DEDUCTIONS AND CHARGES

                CHARGES AGAINST THE VARIABLE INVESTMENT DIVISION

    Certain charges will be assessed as a percentage of the value of the net assets of the Variable Investment Division to compensate First UNUM for risks assumed in connection with the Contracts.

                       MORTALITY AND EXPENSE RISK CHARGES

    First UNUM deducts from the net assets of the Variable Investment Division a daily charge of 1.20% on an annual basis.

    This charge is assessed both during the Accumulation Period and the Annuity Period although, during the Annuity Period, First UNUM will bear no mortality risk with respect to the Annuity Options that do not involve life contingencies. This amount is intended to compensate First UNUM for certain Mortality and Expense Risks First UNUM assumes in operating the Variable Investment Division and for providing services to the Participant. The 1.2% cumulative charge consists of .25% for the Expense Risk and .95% for the Mortality Risk. The relative proportion of these charges, consistent with industry practice, is estimated and, therefore, may change based on First UNUM's experience in administering the Contracts. However, the total cumulative charge may not be altered.

    The Expense Risk is the risk that First UNUM's actual expenses in issuing and administering the Contract will be more than First UNUM estimated. The Mortality Risk borne by First UNUM arises from the chance that First UNUM's actuarial estimate of mortality rates during the Annuity Period, as guaranteed in the Contract, may prove erroneous and that an Annuitant may live longer than expected. This contractual guarantee assures that neither an Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect under the Contracts. In addition, First UNUM bears the Mortality Risk that it guarantees to pay a Death Benefit that may be higher than the Participant's Account balance upon the death of the Participant prior to the Annuity Period.

    First UNUM may ultimately realize a profit from these charges to the extent they are not needed to meet the actual expenses incurred.

                         CHARGES AGAINST THE CONTRACTS

    The charges that First UNUM assesses in connection with the Contracts are described below.

                          ANNUAL ADMINISTRATION CHARGE

    First UNUM provides many administrative functions in connection with the Contracts, including receiving and allocating Contributions in accordance with the Contracts, making annuity payments when they become due, and preparing and filing all reports required to be filed by the Variable Investment Division. In addition, First UNUM provides Participants with account statements and accounting services that keep track of pre-tax monies, employee and Employer monies, vested account balances and rollover or transferred monies.

    In consideration for these administrative services, First UNUM currently deducts $25 (or the balance of the Participant's Account if less) per year from each Participant's Account balance on the last Business Day of the month in which a Participation Anniversary occurs. This charge is deducted only during the Accumulation Period. This Annual Administration Charge is also withdrawn from a Participant's Account balance if and when a Participant's Account is totally withdrawn on any date other than the last Business Day of the month in which the Participation Anniversary occurs. The Annual Administrative Charge, which contributes to the cost of administrative expenses with respect to each Contract, may be increased or decreased (subject to any appropriate regulatory approvals) but First UNUM does not anticipate a profit from such charge.

    The Annual Administration Charge may be reduced or waived for those Participants who are participating under another First UNUM contract which imposes an Annual Administration Charge or where First UNUM's interest costs or expenses are reduced due to the terms of the Contract, economies of scale or administrative assistance provided by the Contractholder. In addition, the Employer has the option of paying the Annual Administration charge on behalf of the Participants under a Contract.

    A Contractholder may also choose to have the Annual Administration Charge paid only by those Participants in the Variable Investment Division. Contracts offering this provision will typically have a declared interest rate in the Guaranteed Interest Division which is lower than under contracts not offering this provision. For contracts offering this provision, the Annual Administration Charge will be withdrawn as described in this section.

                                 PREMIUM TAXES

    Certain states require that a premium tax be paid on contributions to a variable annuity contract. Others assess a premium tax at the time of annuitization. First UNUM will deduct any applicable premium tax from the Participant's Account balance at the time required by state law.

                        CONTINGENT DEFERRED SALES CHARGE

    First UNUM does not impose a sales charge at the time a Contribution is made to a Participant's Account under the Contract. During the Accumulation Period, First UNUM charges a CDSC in the amount of 6% on all Total or Partial Withdrawals of a Participant's Account balance unless First UNUM receives, at the time of the withdrawal request, reasonable proof to verify that: (a) the Participant has attained age 59 1/2; (b) the Participant has died; (c) the Participant has incurred a disability as defined under the Contract; or (d) the Participant has terminated employment with the Employer and is at least age 55.

    The CDSC reimburses First UNUM for part or all of its expenses related to distributing the Contracts. If the revenues generated by the CDSC are not sufficient to cover First UNUM's actual costs of distribution, such costs will be paid from First UNUM's General Account assets, which may include any ultimate profit derived from the mortality and expense risk charge.

    A Contractholder may choose to add "financial hardship" as another event under the Contract which is not subject to a CDSC. A Contractholder may also choose to eliminate the requirement that a Participant be at least age 55 when he terminates employment. Finally, a Contractholder can add a provision to their Contract entitling Participants to withdraw, once each calendar year, 20% of their Account balance without the imposition of a CDSC. These Contracts, which provide additional benefits to Participants, will typically have a declared guaranteed interest rate which is lower than other Contracts not providing these additional benefits.

    The CDSC on any withdrawal may be reduced or eliminated but only to the extent that First UNUM anticipates that it will incur lower sales expenses or perform fewer sales services due to economies arising from (a) the size of the particular group, (b) an existing relationship with the Contractholder or Employer, (c) the utilization of mass enrollment procedures, or (d) the performance of sales functions by the Contractholder or an Employer which First UNUM would otherwise be required to perform.

    The CDSC is imposed on the Gross Withdrawal Amount. A Participant may request to receive a specific Net Withdrawal Amount. If the Participant requests a specific Net Withdrawal Amount, the CDSC will be imposed on a Gross Withdrawal Amount, which after deducting the CDSC, gives the Participant the Net Withdrawal Amount requested. The following example illustrates the formula:

           Participant requests a Net Withdrawal Amount of $100 in their tenth Participation Year. First UNUM will impose the 6% CDSC on a Gross
    Withdrawal Amount of $106.38 and the Participant will receive $100.

    The CDSC will be deducted from the Divisions and Sub-Accounts in proportion to amounts withdrawn therefrom. Death Benefit payments and amounts converted to an annuity are not subject to a CDSC. In no event will the CDSC, when added to any CDSC previously imposed due to a Participant withdrawal, exceed 8.5% of the cumulative Contributions to a Participant's Account.

                                 MISCELLANEOUS

    The Variable Investment Division purchases shares from the Funds at net asset value. The net asset value reflects investment management fees and other expenses that have already been deducted from the assets of the Funds. The Funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in each prospectus for the Funds.

                                 ANNUITY PERIOD

                           PAYOUT ANNUITIES: GENERAL

    To the extent permitted by the Plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's Account balance or the Death Benefit to a Payout Annuity. Payout Annuities are available as either a Guaranteed or Variable Annuity or a combination of both. Annuity payments from the Guaranteed Interest Division remain constant throughout the annuity period. Annuity payments from the Variable Investment Division fluctuate depending upon the investment experience of the applicable Sub-Accounts. Variable Annuity payments are based upon Annuity Unit Values. See "Annuity Payments" below and "Determination of Variable Annuity Payments" in the Statement of Additional Information for further information.

    The Annuity Commencement Date marks the date on which First UNUM makes the first annuity payment to an Annuitant. For Plans subject to Section 401(a)(9)(B) of the Code, a Beneficiary must select an Annuity Commencement Date that is not later than one year after the date of the Participant's death. A Participant or Contractholder may select any Annuity Commencement Date for the Annuitant which is then reflected in the Retired Life Certificate. However, since an annuity payment is considered a distribution under the Code, selection of an Annuity Commencement Date may be affected by the distribution restrictions under the Code and the minimum distribution requirements under Section 401(a)(9) of the Code. See "Federal Income Tax Considerations." The selection of an Annuity Commencement Date, the annuity option, the amount of the Payout Annuity and whether the amount is to be paid as a Guaranteed or a Variable Annuity must be made by the Participant in writing, in a form satisfactory to First UNUM, and received by First UNUM at least 30 days in advance of the Annuity Commencement Date. After the Annuity Commencement Date an Annuitant may not change either their annuity option or the type (i.e., variable or guaranteed) of Payout Annuity for any amount applied toward the purchase of an annuity.

    The Annuity Conversion Amount is either the Participant's Account balance, or a portion thereof, or the Death Benefit plus interest, as of the Annuity Payment Calculation Date. The initial Annuity Payment Calculation Date will be the first day of the calendar month next following the Annuity Commencement Date for a Guaranteed Annuity and 10 Business Days prior to the first day of the calendar month next following the Annuity Commencement Date for a Variable Annuity. For Guaranteed Annuities, the Annuity Payment Calculation Date is the first day of a calendar month. For Variable Annuities, the Annuity Payment Calculation Date is the date 10 Business Days prior to the first day of a calendar month; the 10 Business Days being necessary to calculate the amount of the Payout Annuity payments and to mail the checks in advance of their first-of-month due dates.

    If the Participant's Account balance or the Beneficiary's Death Benefit is less than $2,000.00 or if the amount of the first scheduled payment is less than $20.00, First UNUM may, at its option, cancel the annuity and pay the Participant or Beneficiary the entire amount in a lump sum.

                            PAYOUT ANNUITY PAYMENTS

    The amount of each annuity payment will depend upon the Annuity Conversion Amount applied to an annuity option, the form of the annuity option selected and the age of the Participant at the Annuity Commencement Date. Unless otherwise notified, First UNUM will apply the Participant's Account balance in the Guaranteed Interest Division toward a Guaranteed Annuity and the Participant's Account balance in the Variable Investment Division toward a Variable Annuity.

    The payment amount for a Guaranteed Annuity is determined by dividing the Participant's Annuity Conversion Amount in the Guaranteed Interest Division as of the initial Annuity Payment Calculation Date by the applicable Annuity conversion Factor as defined in the Contract.

    The initial payment amount for a Variable Annuity is determined by dividing the Participant's Annuity Conversion Amount(s) in the applicable Sub-Account(s) as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor as defined in the Contract. The amounts of subsequent payments vary depending on the investment experience of the Sub-Account(s) and the interest rate option selected by the Contractholder or Annuitant. The payment amounts will not be affected by First UNUM's mortality or expense experience and will not be reduced by an Annual Administration Charge. For additional information on the determination of subsequent payment amounts, refer to the Statement of Additional Information, "Determination of Variable Annuity Payments."

                             PAYOUT ANNUITY OPTIONS

    First UNUM offers a range of annuity options including, but not limited to, the following:

                                  LIFE ANNUITY

    Payments are made monthly during the lifetime of the Annuitant, and the annuity terminates with the last payment preceding death.

          LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10, 15 OR 20 YEARS

    Payments are made monthly during the lifetime of the Annuitant with a monthly payment guaranteed to the Beneficiary for the remainder of the selected number of years, if the Annuitant dies before the end of the period selected. Payments under this annuity option are smaller than a Life Annuity without a guaranteed payment period.

                          JOINT AND SURVIVOR ANNUITIES

    Payments are made monthly during the joint lifetime of the Annuitant and a designated second person.

                   PAYMENTS GUARANTEED FOR 10, 15 OR 20 YEARS

    Annuity payments are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the Annuity Period, an Annuitant who has selected this annuity option as a Variable Annuity or a surviving Beneficiary may request at any time during the payment period that the present value of any remaining installments be paid in one lump sum. Such lump sum payment will be treated as a Total Withdrawal during the Accumulation Period and may be subject to a CDSC. See, "Deductions and Charges" and "Federal Income Tax Considerations."

    Under Qualified Plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the Participant and the Participant's designated Beneficiary. If the Beneficiary is someone other than the Participant's spouse, the present value of payments to be made to the Participant must be more than 50% of the present value of the total payments to be made to the Participant and the Beneficiary.

    In the event that an Annuitant dies before the end of a designated Annuity period, the Beneficiary, if any, or the Annuitant's estate will receive any remaining payments due under the annuity option in effect.

                       FEDERAL INCOME TAX CONSIDERATIONS

The following discussion assumes that the contracts will qualify as annuity contracts for Federal income tax purposes. The description of the Federal income tax status of amounts received under the Contracts is not exhaustive and is not a intended to cover all situations. Contractholders and Participants should seek advice from their tax advisers on a regular basis as to the application of Federal (and, where applicable, state and local) tax laws to amounts received by them or their Beneficiaries under the Contracts. All dollar amounts and percentages stated below are subject to change according to Federal law. For additional Federal Income Tax Considerations, please refer to the Statement of Additional Information.

                              NON-QUALIFIED PLANS

    Under a non-qualified Plan, an individual may make Contributions to the Contract which are neither tax-deductible or tax deferred. The earnings on the contributions accumulate on a tax-deferred basis until withdrawn. Non-qualified Plans investing in annuity contracts are subject to the Federal taxation rules of Section 72 of the Code.

    The Code does not limit the Participant's contributions to a Section 72 plan. There are no Code restrictions on withdrawals or minimum age when the Participant must begin withdrawals.

                              SECTION 401(a) PLANS

    Section 401(a) of the Code provides special tax treatment for pension, profit sharing and stock bonus Plans established by employers for their employees. Contributions to a Section 401(a) Plan and any earnings attributable to such Contributions are currently excluded from the Participant's income.
Section 401(a) Plans are subject to, among other things, limitations on: maximum contributions, minimum coverage and participation, minimum funding, minimum vesting requirements and distribution requirements. The specific limitations are outlined in the plan document adopted by the employer.

    A Participant who makes a withdrawal from a Section 401(a) program must include that amount in current income. In addition, Section 401(k)(2) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions may not be withdrawn from the Participant's Section 401(k) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled (4) died or
(5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. In addition, Section 402 of the Code permits tax-free rollovers from Section 401(a) programs to individual retirement annuities or certain other
Section 401(a) programs under certain circumstances.

                              SECTION 403(b) PLANS

    A Participant who is an employee of a hospital or other tax-exempt organization described in Section 501(c)(3) or 501(e) of the Code may exclude from current earnings amounts contributed to a Section 403(b) program. Under the terms of a Section 403(b) program, an Employer may make Contributions directly to the program on behalf of the Participant, the Participant may enter into a salary reduction agreement with the Participant's Employer authorizing the Employer to contribute a percentage of the Participant's salary to the program and/or the Participant may authorize the Employer to make after tax Contributions to the program. Currently, the Code permits employees to defer up to $9,500 of their income through salary reduction agreements. All Contributions made to the Section 403(b) program are subject to the limitations described in Code Sections 402(g) regarding elective deferral amounts, 403(b)(2) regarding the maximum exclusion allowance, and 415(a)(2) and 415(c) regarding the limitations on annual additions.

    A Participant who makes a withdrawal from their Section 403(b) program must include that amount in current income. In addition, Section 403(b)(11) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions after December 31, 1988 may not be withdrawn from the Participant's Section 403(b) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled
(4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that amounts may be transferred between Section 403(b) investment vehicles as long as the transferred funds retain withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. Such transferred amounts are considered withdrawals under the Contract and will be subject to a CDSC, if applicable. See "Deductions and Charges--Contingent Deferred Sales Charges." In addition, Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other Section 403(b) programs under certain circumstances. Qualified distributions eligible for rollover treatment may be subject to a 20% federal tax withholding depending on whether or not the distribution is paid directly to an eligible retirement plan.

                            SECTION 408 PLANS (IRAS)

    Under current law, individuals may contribute and deduct the lesser of $2,000 or 100% of their compensation to an IRA. In the case of a spousal IRA, the maximum deduction is the lesser of $2,250 or 100% of compensation. The deduction for contributions is phased out for individuals who are considered active participants under qualified Plans and whose Adjusted Gross Income attains a certain level. For a single person the $2,000 deduction is available when the taxpayers Adjusted Gross Income is $25,000 or less. For each $50 that the taxpayer's Adjusted Gross Income rises above $25,000, the taxpayer's deductible IRA is reduced by $10. When the single taxpayer's Adjusted Gross Income is $35,000 or greater, a tax deduction for an IRA is no longer available. For a married couple filing jointly, the threshold level is $40,000 rather than $25,000. For a married person filing separately, the threshold is $0.

    In addition, certain amounts distributed from Section 401(a) and 403(b) Plans may be rolled over to an IRA on a tax-free basis if done in a timely manner (within 60 days of the Participant's receipt of the distribution). The limitations on contributions discussed above do not apply to amounts rolled over to an IRA.

    All Participants in an IRA receive an IRA Disclosure. This document explains the tax rules that apply to IRAs in greater detail.

                           ELIGIBLE SECTION 457 PLANS

    Eligible Section 457 Plans may be established by state and local governments as well as private tax-exempt organizations (other than churches). Participants may contribute on a before tax basis to a deferred compensation Plan of their employer in accordance with the employer's Plan and Section 457 of the Code.
Section 457 places limitations on the amount of contributions to these Plans. Generally, the limitation is one-third of includable compensation or $7,500 whichever is less. In the Participant's final year of employment the $7,500 limit is increased to $15,000.

    Participants in an Eligible 457 Plan may not receive a withdrawal or other distribution from their Plan except in the event of separation of service from the employer, attainment of age 70 1/2, or when faced with an unforeseen emergency. The Contractholder's Plan may further restrict the Participant's rights to a withdrawal.

    An employee electing to participate in an Eligible Section 457 Plan should understand that their rights and benefits are governed strictly by the terms of the Plan, that they are in fact a general creditor of the Employer under the terms of the Plan, that the Employer is legal owner of any contract issued with respect to the Plan and that the Employer retains all rights under the contract issued with respect to the Plan. Participants under Eligible Section 457 Plans should look to the terms of their Plan for any charges in regard to participation other than those disclosed in this Prospectus.

                              SECTION 457(f) PLANS

    Section 457(f) Plans may be established by state and local governments as well as private tax-exempt organizations. Employers and participants may contribute on a before-tax basis to a deferred compensation Plan of their employer in accordance with the employer's Plan. Section 457(f) does not place limitations on the amount of contributions to these Plans; however, the Internal Revenue Service may review these plans to determine if the deferral amount is acceptable to the IRS based on the nature of the 457(f) Plan.

    Participants in a 457(f) Plan may not receive a withdrawal or other distribution from their 457(f) Plan until a distributable event occurs. The Plan will define such events.

    An employee electing to participate in a Section 457(f) Plan should understand that their rights and benefits are governed strictly by the terms of the Plan, that they are in fact a general creditor of the Employer under the terms of the Plan, that the Employer is legal owner of any contract issued with respect to the Plan and that the Employer retains all rights under the contract issued with respect to the Plan. Participants under Section 457(f) Plans should look to the terms of their Plan for any charges in regard to participating other than those disclosed in this Prospectus.

                         TAXATION OF ANNUITIES: GENERAL

    In Qualified Plans such as 401(a), 403(b), 408 and Eligible 457, the Participant is not taxed on the value in their accounts until they receive payments from the account. In some situations, default or forgiveness of a loan will result in taxable income. Distributions from all these plans are taxed under the rules of Sections 72 and 402 of the Code.

                TAXATION PRIOR TO THE ANNUITY COMMENCEMENT DATE

    Section 72 of the Code provides that a total or partial withdrawal prior to the Annuity Commencement Date will be taxable to the extent the amount of the income in the Participant's account exceeds the Participant's investment in the Participant's account. In general, distributions from a Participant's account under Sections 401(a), 403(b) and 408 Plans under which the Participant made after-tax contributions will be taxable according to a formula based on the ratio of the Participant's investment in the contract to the total value of the Participant's account balance as of the date of the distribution. Under an Eligible 457 plan the Participant is taxed on the value when it is made available to the Participant. In a 457(f) plan the participant is taxed when their right to a distribution is no longer subject to a substantial risk of forfeiture.

                    PENALTY TAX FOR PREMATURE DISTRIBUTIONS

    Section 72(q) and 72(t) impose a 10% excise tax on certain premature distributions for non-qualified and Section 401(a), 403(b) and 408 Plans. The penalty tax will not apply to distributions made on account of the Participant having (i) attained age 5912; (ii) become disabled; or (iii) died. The penalty tax will also not apply under 401(a) and 403(b) retirement plans where a Participant separates from service after age 55. In addition, the penalty does not apply if the distribution is received as a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or life expectancies) of the Participant and a designated

Beneficiary. The 10% excise tax is an additional tax; it does not apply to any money that the Participant receives as a return of their cost basis. The 10% excise tax does not apply to Section 457 Plans.

                             MINIMUM DISTRIBUTIONS

    Participants in Plans subject to Code Sections 401(a), 403(b), 408 and Eligible 457 Plans are subject to Minimum Distribution Rules. For a Participant who attains age 70 1/2 after December 31, 1987, distributions must begin by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. For a Participant who attains age 70 1/2 before January 1, 1988, distributions must begin on the April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2 or (2) the calendar year in which the Participant retires.

                                 VOTING RIGHTS

    First UNUM is the legal owner of the shares of the Funds held by the Variable Investment Division. As such, First UNUM is entitled to vote those Fund shares with respect to issues such as the election of a Fund's directors, ratification of a Fund's choice of independent auditors and other matters required by the 1940 Act to be voted on by shareholders.

    In those years in which the Funds hold a shareholder meeting, First UNUM will solicit from Contractholders voting instructions with respect to Fund shares held by the Variable Investment Division. Each Contractholder will receive a number of votes in proportion to the Contractholder's investment in the corresponding Sub-Account as of the record date established by the Fund.

    During the Accumulation Period, a Participant has the right to instruct Contractholders as to the votes attributable to their Participant Account balance in the Sub-Accounts. Annuitants have similar rights with respect to the annuity amount attributable to the Sub-Accounts.

    First UNUM will furnish Contractholders with sufficient Fund proxy material and voting instruction forms for all Participants who have voting rights under the Contract. First UNUM will vote those Fund shares attributable to the Contract for which First UNUM receives no voting instructions in the same proportion as First UNUM will vote shares for which First UNUM has received instructions. First UNUM will vote shares attributable to amounts First UNUM may have in the Variable Investment Division in the same proportion as votes that First UNUM receives from Contractholders. If the federal securities laws or regulations or any interpretation of them changes so that First UNUM is permitted to vote shares of the Fund in First UNUM's own right or to restrict Participant voting, First UNUM may do so.

    Fund shares may be held by separate accounts of insurance companies unaffiliated with First UNUM. Fund shares held by those separate accounts will be voted, in most cases, according to the instruction of owners of insurance policies and contracts issued by those other unaffiliated insurance companies. This will dilute the effect of the voting instructions of the Contractholders in the Variable Investment Division. First UNUM does not foresee any disadvantage to this. Pursuant to conditions imposed in connection with regulatory relief, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise and to determine what action, if any, should be taken. For further information, see the prospectuses for the Funds.

                           OTHER CONTRACT PROVISIONS

                         RIGHTS RESERVED BY FIRST UNUM

    First UNUM reserves the right, subject to compliance with applicable law, including approval by the Contractholder or the Participants if required by law,
(1) to create additional Sub-Accounts in the

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Variable Investment Division, (2) to combine or eliminate Sub-Accounts in the
Variable Investment Division, (3) to transfer assets from one Sub-Account in the Variable Investment Division to another, (4) to transfer assets to the General Account and other separate accounts, (5) to cause the deregistration and subsequent re-registration of the Variable Investment Division under the Investment Company Act of 1940, (6) to operate the Variable Investment Division under a committee and to discharge such committee at any time, and (7) to eliminate any voting rights which the Contractholder or the Participants may have with respect to the Variable Investment Division, (8) to amend the Contract to meet the requirements of the Investment Company Act of 1940 or other federal securities laws and regulations, (9) to operate the Variable Investment Division in any form permitted by law, (10) to substitute shares of another fund for the shares held by a Sub-Account, and (11) to make any change required by the Internal Revenue Code, ERISA or the Securities Act of 1933. Participants will be notified if any changes are made that result in a material change in the underlying investments of the Variable Investment Division.

                                 ASSIGNABILITY

    The Contracts are not assignable without First UNUM's prior written consent. In addition, a Participant, a Beneficiary or an Annuitant may not, unless permitted by law, assign or encumber any payment due under the Contract.

                               MARKET EMERGENCIES

    While First UNUM may not suspend the right of redemption or delay payment from the Variable Investment Division for more than the time period allowed under Federal law but in no case later than seven days, the following events may delay payment for more than seven days: (1) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) any period when trading in the markets normally utilized is restricted, or an emergency exists as determined by the Securities and Exchange Commission, so that disposal of investments or determination of the Accumulation Unit Value or Variable Annuity payment value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Participants.

                                FREE-LOOK PERIOD

    Participants under Sections 403(b), 408 and certain Non-qualified Plans will receive an Active Life Certificate upon First UNUM's receipt of a duly completed participation enrollment form. If the Participant chooses not to participate under the Contract, the Participant may exercise the free-look right by sending a written notice to First UNUM that the Participant does not wish to participate under the Contract, within 10 days after the date the Active Life Certificate is received by the Participant. For purposes of determining the date on which the Participant has sent written notice, the postmark date will be used.

    If a Participant exercises the free-look right in accordance with the foregoing procedure, First UNUM will refund in full the Participant's aggregate Contributions less aggregate withdrawals made on behalf of the Participant or, if greater, with respect to Contributions to the Variable Investment Division, the Participant's Account balance in the Variable Investment Division on the date the Participant's written notice is received by First UNUM.

                          GUARANTEED INTEREST DIVISION

                                    GENERAL

    Contributions to the Guaranteed Interest Division become part of First UNUM's General Account. The General Account is subject to regulation and supervision by the Maine Insurance

Department as well as the insurance laws and regulations of the jurisdictions in which the Contracts are distributed. In reliance on certain exemptions, exclusions and rules, First UNUM has not registered the interests in the General Account as a security under the Securities Act of 1933 and has not registered the General Account as an investment company under the 1940 Act.

    Accordingly, neither the General Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. First UNUM has been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Variable Investment Division and contains only selected information regarding the Guaranteed Interest Division. Complete details regarding the Guaranteed Interest Division are in the Contract.

    Amounts contributed to the Guaranteed Interest Division are guaranteed a minimum interest rate of at least 3.0%. First UNUM will also declare in advance a guaranteed interest rate which will be effective for all amounts in the Participant's Account balance in the Guaranteed Interest Division during the designated year. This rate will never be less than the minimum rate of interest. First UNUM may also declare in advance separate interest rate guarantees which are in excess of the guaranteed interest rate for some or all of the Participant's Account balance in the Guaranteed Interest Division for specific period(s) during the designated year. A Participant who makes a Contribution to the Guaranteed Interest Division is credited with interest from the day of deposit in the Guaranteed Interest Division.

       PARTICIPANT'S ACCOUNT BALANCE IN THE GUARANTEED INTEREST DIVISION

    The Participant's Account balance in the Guaranteed Interest Division on any Valuation Date will reflect the amount and frequency of any Contributions allocated to the Guaranteed Interest Division, plus any transfers from the Variable Investment Division and interest credited to the Guaranteed Interest Division, less any withdrawals, CDSC, Annual Administration Charges and loan-related charges allocated to the Guaranteed Interest Division and any transfers to the Variable Investment Division.

                    TRANSFERS, TOTAL AND PARTIAL WITHDRAWALS

    Amounts in the Guaranteed Interest Division are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Variable Investment Division with respect to Total or Partial Withdrawals. See "Deferral Periods."

                                     LOANS

    During a Participant's Accumulation Period, a Participant, whose Plan permits loans, may apply for a loan under the Contract by completing a loan application available from First UNUM. Loans are secured by the Participant's Account balance in the Guaranteed Interest Division. The amounts and terms of a Participant loan may be subject to the restrictions imposed under Section 72(p) of the Code, Title I of ERISA, and any applicable Plans. With respect to Plans subject to Title I of ERISA, the initial amount of a Participant loan may not exceed the lesser of 50% of the Participant's vested Account balance in the Guaranteed Interest Division or $50,000 and must be at least $1,000.00. A Participant in a Plan that is not subject to ERISA may borrow up to $10,000 of their vested Account balance without regard to the 50% limitation stated above. A Participant may have only one loan outstanding at any time and may not establish more than one loan in any six month period. More information about loans, including interest rates and applicable fees and charges, is available in the Contracts, Active Life Certificates, and Annuity Loan Agreement as well as from First UNUM.

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
                                DEFERRAL PERIODS

    If a payment is to be made from the Guaranteed Interest Division, First UNUM may defer the payment for the period permitted by the law of the jurisdiction in which the Contract is distributed, but in no event, for more than 6 months after a written election is received by First UNUM. During the period of deferral, interest at the then current interest rate will continue to be credited to a Participant's Account in the Guaranteed Interest Division.

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
                             TABLE OF CONTENTS FOR
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                                                                PAGE
                                                                                                                -----
DEFINITIONS                                                                                                           2
DETERMINATION OF ACCUMULATION UNIT VALUES                                                                             2
DETERMINATION OF VARIABLE ANNUITY PAYMENTS                                                                            3
PERFORMANCE CALCULATIONS                                                                                              4
TAX LAW CONSIDERATIONS                                                                                                9
DISTRIBUTION OF CONTRACTS                                                                                            11
CUSTODIAN                                                                                                            11
INDEPENDENT AUDITORS/ACCOUNTANTS                                                                                     11
FINANCIAL STATEMENTS                                                                                                 12
             Financial Statements of Variable Investment Division
             Financial Statements of First UNUM

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